Borrowings - Schedule Of Debt (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Jun. 30, 2022	Jun. 30, 2021
Current liabilities
Interest-bearing borrowings – external parties	$ 901	$ 0
Interest-bearing borrowings – related parties	19,661	0
Credit card liability	3	74
Current liabilities	20,565	74
Non-current liabilities
Interest-bearing borrowings – external parties	135,873	88,269
Interest-bearing borrowings – related parties	8,988	0
Total borrowings	$ 165,426	$ 88,343	$ 80,332